Condensed Consolidated Balance Sheets - USD ($)	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
ASSETS
Cash and cash equivalents	$ 446,632	$ 322,441	$ 485,559
Loans receivable, net	5,808,029	6,374,908	7,124,702
Other receivables	72,909	84,851	76,262
Prepaid expenses	20,329	12,955	7,276
Property and equipment, net	17,749	19,322	28,511
Security deposits	7,470	7,470	35,839
TOTAL ASSETS	6,373,118	6,821,947	7,758,149
LIABILITIES
Accounts payable and accrued expenses	56,169	1,060	96,441
Deferred rent			11,522
TOTAL LIABILITIES	56,169	1,060	107,963
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred stock, value			1,160
Common stock, value	2,233,182	2,233,182	2,165,405
Additional paid-in capital	29,698,025	29,698,025	26,025,071
Prepaid preferred share redemption			(160,000)
Accumulated deficit	(25,614,258)	(25,110,319)	(20,381,450)
TOTAL STOCKHOLDERS' EQUITY	6,316,949	6,820,887	7,650,186
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 6,373,118	$ 6,821,947	$ 7,758,149